UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2009

Embarq Corporation

(Exact name of registrant as specified in charter)

Delaware	001-32732	20-2923630
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

5454 W. 110th Street, Overland Park, Kansas	66211
(Address of Principal Executive Offices)	(Zip Code)

(913) 323-4637

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets

On July 1, 2009, pursuant to the terms and conditions of the Agreement and Plan of Merger, dated as of October 26, 2008 (the “Merger Agreement”), among Embarq Corporation (“Embarq”), CenturyTel, Inc. (“CTL”) and Cajun Acquisition Company, a wholly-owned subsidiary of CTL (“Merger Sub”), Merger Sub merged with and into Embarq, with Embarq continuing as the surviving corporation and as a wholly-owned subsidiary of CTL (the “Merger”).

As a result of the Merger, each outstanding share of Embarq common stock, par value $0.01 (the “Common Stock”), was converted into the right to receive 1.37 shares of CTL common stock, with cash paid in lieu of fractional shares. As a result of the Merger, CTL will deliver approximately $6.0 billion in CTL common stock to Embarq stockholders, based on the number of Embarq shares outstanding as of June 30, 2009 and the closing price of CTL common stock on June 30, 2009. Following the completion of the Merger, the Common Stock, which traded under the symbol “EQ”, ceased to be listed on the New York Stock Exchange (the “NYSE”).

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is incorporated by reference as Exhibit 2.1 to this Current Report on Form 8-K, is incorporated by reference herein. Copies of press releases announcing the receipt of the final required regulatory approval and the completion of the Merger are attached as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein. The information set forth in Item 5.02 of this Current Report on Form 8-K is incorporated by reference herein.

The Merger Agreement contains representations and warranties made by and to the parties thereto as of specific dates. The statements embodied in those representations and warranties were made for purposes of that contract between the parties and are subject to qualifications and limitations agreed upon by the parties, which are not necessarily reflected in the Merger Agreement, in connection with negotiating the terms of that contract. In addition, certain representations and warranties that were made as of a specified date may be subject to a contractual standard of materiality different from those generally applicable to investors, or may have been used for the purpose of allocating risk between the parties rather than establishing matters as facts.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

As a result of the Merger described in Item 2.01 of this Current Report on Form 8-K, Embarq will no longer remain a company listed on the NYSE. Accordingly, following the completion of the Merger, on July 1, 2009, at Embarq’s request, the NYSE filed with the Securities and Exchange Commission (the “SEC”) a Notification of Removal from Listing and/or Registration under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), on Form 25 in order to effect the delisting of the Common Stock from the NYSE. Additionally, Embarq intends to file with the SEC a Certification on Form 15 under the Exchange Act ten days after the filing of the Form 25 requesting the termination of registration under Section 12(g) and suspension of reporting obligations under Section 15(d) of the Exchange Act with respect to the Common Stock and Embarq’s senior notes due 2013, 2016, and 2036. Following the deregistration, Embarq currently plans to continue to make available its consolidated financial statements to its record noteholders.

Item 3.03	Material Modification to Rights of Security Holders

As a result of the Merger, the Common Stock was converted into the right to receive 1.37 shares of CTL common stock, with cash paid in lieu of fractional shares. Following the completion of the Merger, the Common Stock, which traded under the symbol “EQ”, ceased to be listed on the NYSE. The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 5.01	Changes in Control of Registrant

Pursuant to the terms of the Merger Agreement, at the effective time of the Merger on July 1, 2009 (the “Effective Time”), Embarq became a wholly-owned subsidiary of CTL and, accordingly, a change in control of Embarq occurred. The information set forth in Items 2.01 and 5.02 of this Current Report on Form 8-K is incorporated by reference herein.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Pursuant to the Merger Agreement, at the Effective Time, each of the nine directors of Embarq—Peter C. Brown, Steven A. Davis, Richard A. Gephardt, Thomas A. Gerke, John P. Mullen, William A. Owens, Dinesh C. Paliwal, Stephanie M. Shern and Laurie A. Siegel—were removed as members of the board of directors of Embarq. None of the directors were removed from the board of directors because of any disagreements relating to Embarq’s operations, policies or practices.

At the Effective Time, the number of directors of Embarq became fixed at two directors, and Stacey W. Goff and R. Stewart Ewing Jr. became the directors of Embarq to hold such office until their successors are duly elected and qualified or as otherwise provided by the by-laws of Embarq.

Pursuant to the Merger Agreement, at the Effective Time, all of the officers of Embarq were removed from their positions as officers of Embarq and the following persons were appointed to hold the following principal office or offices indicated opposite his name, each to hold such office or offices until his successor is duly elected and qualified or as otherwise provided by the by-laws of Embarq:

Chief Executive Officer and President	Glen F. Post, III
Executive Vice Chairman	Thomas A. Gerke
Executive Vice President and Chief Operating Officer	Karen A. Puckett
Executive Vice President	R. Stewart Ewing, Jr.

Executive Vice President, General Counsel and Assistant Secretary	Stacey W. Goff
Executive Vice President	Dennis G. Huber
President – Wholesale Operations	William E. Cheek
Senior Vice President	David D. Cole

Glen F. Post, III served as Chairman of the Board of CTL from June 2002 to the Effective Time. In addition, Mr. Post has served as Chief Executive Officer of CTL since 1993 and as a director of CTL since 1985, and Mr. Post will continue to serve in these positions for CTL following the Effective Time. Mr. Post is 56 years of age.

Karen A. Puckett served as President of CTL from 2002 until the Effective Time. In addition, Ms. Puckett has served as Chief Operating Officer of CTL since 2000. Ms. Puckett will continue serving as Executive Vice President and Chief Operating Officer of CTL following the Effective Time. Ms. Puckett is 49 years of age.

R. Stewart Ewing, Jr. has served as Executive Vice President and Chief Financial Officer of CTL since 1999, and Mr. Ewing will continue to serve in these positions for CTL following the Effective Time. Mr. Ewing is 57 years of age.

Stacey W. Goff served as Senior Vice President, General Counsel and Secretary of CTL from 2003 to the Effective Time. Mr. Goff will continue to serve as General Counsel and Secretary of CTL following the Effective Time. In addition, Mr. Goff was appointed Executive Vice President of CTL as of the Effective Time. Mr. Goff is 43 years of age.

David D. Cole has served as Senior Vice President, Operations Support of CTL since 1999, and Mr. Cole will continue in this position with CTL following the Effective Time. Mr. Cole is 51 years of age.

Each of Thomas A. Gerke, Dennis G. Huber and William E. Cheek served as executive officers of Embarq prior to the Merger.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Pursuant to the Merger Agreement, at the Effective Time, the Amended and Restated Certificate of Incorporation of Embarq Corporation was amended and restated in its entirety to be substantially identical to the certificate of incorporation of Merger Sub as in effect immediately prior to the Effective Time, except that the name was changed from Cajun Acquisition Company to Embarq Corporation (the “Amended and Restated Certificate of Incorporation of Embarq”). Additionally, pursuant to the Merger Agreement, at the Effective Time, the by-laws of Merger Sub became the by-laws of Embarq, except that the by-laws were amended to replace all references to Cajun Acquisition Company with references to Embarq Corporation (the “By-Laws of Embarq”).

Copies of the Amended and Restated Certificate of Incorporation of Embarq and the By-Laws of Embarq are filed as Exhibits 3.1 and 3.2 to this Current Report of Form 8-K, respectively, and are incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of October 26, 2008, among Embarq Corporation, CenturyTel, Inc. and Cajun Acquisition Company (incorporated by reference to Exhibit 2.1 of the Current Report on Form 8-K, filed with the Securities and Exchange Commission on October 27, 2008).

3.1	Amended and Restated Certificate of Incorporation of Embarq Corporation.

3.2	By-Laws of Embarq Corporation.

99.1	Press release dated June 25, 2009, announcing the receipt of the final regulatory approval required to complete the Merger.

99.2	Press release dated July 1, 2009, announcing the completion of the Merger.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 1, 2009

EMBARQ CORPORATION

By:	/s/ Neil A. Sweasy
	Name:	Neil A. Sweasy
	Title:	Vice President and Controller

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of October 26, 2008, among Embarq Corporation, CenturyTel, Inc. and Cajun Acquisition Company (incorporated by reference to Exhibit 2.1 of the Current Report on Form 8-K, filed with the Securities and Exchange Commission on October 27, 2008).

3.1	Amended and Restated Certificate of Incorporation of Embarq Corporation.

3.2	By-Laws of Embarq Corporation.

99.1	Press release dated June 25, 2009, announcing the receipt of the final regulatory approval required to complete the Merger.

99.2	Press release dated July 1, 2009, announcing the completion of the Merger.